UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28 th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2022 we (i) filed with the Secretary of State of Delaware (a) an amendment to our Amended and Restated Certificate of Incorporation (the “Amended CINC”) and (b) an amendment and restatement of our Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions Thereof, of Series A Senior Preferred Stock (the “Amended Designations”) and (ii) amended and restated our By-Laws (collectively, with the Amended CINC and the Amended Designations, the “Amendments”). The purpose of the Amendments was to implement the terms of the August 3, 2022 agreement (filed on August 4, 2022 as an exhibit to a Current Report on Form 8-K), which agreement, among other things, removed the previously existing special rights granted to the holders of our Series A Senior Preferred Stock with respect to the nomination and election of members of our Board of Directors (the “Board”) and the Board’s Nominating and Corporate Governance Committee.

The foregoing description of the Amendments are qualified in their entirety by reference to the Amendments attached as exhibits to this Form 8-K and incorporated by reference in this Item 5.03.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of JAKKS Pacific, Inc.

3.2

Amended and Restated Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions Thereof, of Series A Senior Preferred Stock

3.3	Third Amended and Restated By-Laws

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

By: /S/John L. Kimble John L. Kimble, CFO
Date: November 14, 2022